Exhibit 99.1
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                                   PROVIDIAN

                           BANC OF AMERICA SECURITIES
                          FINANCIAL SERVICES CONFERENCE

                          WARREN WILCOX, VICE CHAIRMAN
                              PLANNING & MARKETING

                                 March 25, 2002


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FORWARD LOOKING STATEMENT
================================================================================

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements include, without limitation: expressions of the "belief," "anticipation," or "expectations" of management; statements as to industry trends or future results of operations of our company and our subsidiaries; and other statements that are not historical fact. Forward-looking statements are based on certain assumptions by management and are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, competitive pressures; factors that affect delinquency rates, credit loss rates and charge-off rates; general economic conditions; consumer loan portfolio growth; changes in the cost and/or availability of funding due to changes in the deposit, credit or securitization markets; changes in the way we are perceived in such markets and/or conditions relating to existing or future financing commitments; the effect of government policy and regulation, whether of general applicability or specific to us, including restrictions and/or limitations relating to our minimum capital requirements, deposit taking abilities, reserving methodologies, dividend policies and payments, growth, and/or underwriting criteria; changes in accounting rules, policies, practices and/or procedures; product development; legal and regulatory proceedings, including the impact of ongoing litigation; interest rates; acquisitions; one-time charges; extraordinary items; the ability to attract and retain key personnel; the impact of existing, modified, or new strategic initiatives; and international factors. These and other risks and uncertainties are described under the heading "Cautionary Statements" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000. You are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date thereof. We undertake no obligation to update any forward-looking statements.
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PROFILE
================================================================================

o  Top ten credit card issuer
o  Over 14 million active customer relationships
o  Over $24 billion in managed receivables
o  Approximately 11,000 employees in 17 locations
o  EPS: $2.34 in 2000 $0.49 in 2001
o  Currently in restructuring mode


Accounts, receivables and employee figures are as of 2/28/02 and reflect the sale of the Providian Master Trust and the pending sales of international businesses
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HISTORY
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o  Providian spun off in 1997
o  Four years of profitable growth
o  Receivables peaked at $32.6 billion in December
o  Credit losses and delinquencies precipitated Q3 earnings shortfall
o  Adopted '5 point' strategic plan in October

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HISTORY
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o  Aggressive growth objectives led to decisions that turned out to have negative consequences in a deteriorating economic environment
o  Company strayed outside of its areas of expertise
                o  Reduced selectivity in sub-prime market
                o  Poor entry into super prime market
                o  Overly aggressive credit line increase programs
o Infrastructure development did not keep pace with growth, and included redundancies


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RE-STRUCTURING UPDATE
================================================================================

o  Hired new CEO and enhanced management team
o  Secured regulatory acceptance of 'capital plan'
o  Sold Providian Master Trust
o  In contract to sell international operations
o  Exploring sale of higher risk assets


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RE-STRUCTURING UPDATE
================================================================================

o  Completed over $2.8 billion of securitizations
                o  Replaces $1.9 billion in amortizing or maturing transactions
o  Strengthened balance sheet
o  Initiated expense reduction program
o  Refocused business strategy


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LOAN PORTFOLIO COMPOSITION
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        FY 2001                                     FY 2001 PROFORMA*
        -------                                     -----------------

[Pie chart depicting the following           [Pie chart depicting the following
information:                                  information:

Platinum: 29%                                 Platinum: 4%
Middle: 41%                                   Middle: 63%
Standard: 29%]                                Standard: 33%]

        TOTAL $32 B                                 TOTAL $24 B

* Proforma reflects assets sales of Providian Master Trust and international businesses
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LIQUIDITY
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($ Thousands)

[Bar graph depicting the following information:

                          Q3 2001         Q4 2001         Pro Forma *
Cash & Investments        $5,386.0        $3,385.0        ~$5,000.0 ]

[Line graph superimposed on the bar graph depicting information regarding Cash & Investments as a % of Managed Assets for Q3 2001, Q4 2001 and Pro Forma*]



* At the end of February 2002 and includes the pending sales of international operations (approximately $4.5 billion excluding international)
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CAPITAL & RESERVES
================================================================================
($ Thousands)

[Bar graph depicting Total Capital and Total Reserves for Q3 2001, Q4 2001 and Pro Forma* and the following information:

                                   Q3 2001    Q4 2001    Pro Forma*
Total Capital + Total Reserves     $4,412     $4,450     ~$4,900


[Line graph superimposed on the bar graph depicting information regarding Capital & Reserves as a % of OBS Loans for Q3 2001, Q4 2001 and Pro Forma*]

                       Q3 2001   Q4 2001   Pro Forma*
Capital & Reserves
as a % of OBS Loans    1,915     2,437.8   2,437.8]

* At the end of February 2002 and includes the pending international operations sales
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STRATEGIC PRIORITIES
================================================================================

o Pursue a balanced business strategy across the broad "middle to prime" market spectrum
                o Optimize our results by marketing selectively - tapping into the best of both market segments
                o Build a stable business capable of generating superior rates of return

o  Improve asset quality and reduce losses
                o Systematically shifting our existing receivable mix through the implementation of targeted portfolio management strategies
                o  Refocus our new lending across a viable spectrum

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STRATEGIC PRIORITIES
================================================================================

o  Cut costs and improve our operating efficiency
                o Achieve acceptable efficiency levels through continuous improvements - accelerated by significant short term cost take-outs
o  Strengthen our balance sheet and liquidity
                o Pro-actively manage funding, liquidity and capital to achieve an efficient result


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MIDDLE MARKET STRATEGY
================================================================================

o  Strategy:
                o Target creditworthy consumers who are under-served by large prime issuers
o  Market parameters:
                o  Targeted FICO range
                o  30 million pre-approvable individuals
                o  15 million "top prospects"
o  Major competitors:
                o  Capital One and Others

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MIDDLE MARKET STRATEGY
================================================================================

o  Keys to success:
                o  Attractive products and pricing
                o  Selective targeting
                o  Specialized underwriting
                o  Strong risk management and collections
                o  Pro-active account management
o  Portfolio objectives:
                o  Average balance of $1,750 per active
                o  Total revenues in excess of 20%
                o  Net loss rate of 10%
                o  3.0%+ ROMA

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PRIME MARKET STRATEGY
================================================================================

o  Strategy:
                o Target credit-worthy consumers seeking better card and/or borrowing alternatives (better products, lower rates, larger lines or specific value-added enhancements)
o  Market parameters:
                o  Targeted FICO range
                o  40 million pre-approvable individuals
                o  20 million "top prospects"
o  Major competitors:
                 o  All major card issuers

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PRIME MARKET STRATEGY
================================================================================

o  Keys to success:
                o  Attractive products and pricing
                o  Selective targeting
                o  Risk-based re-pricing
                o  Pro-active account management
o  Portfolio objectives:
                o  Average balance of $3,500+ per active
                o  Total revenues in excess of 16%
                o Loss rates consistent with those achieved by other large "prime" issuers
                o  1.5% + ROMA

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EXISTING PORTFOLIO STRATEGY
================================================================================

o  Maximize the contribution from our existing portfolio
                o  Re-align pricing
                o  Re-align credit lines
                o  Upgrade relationships
                o  Ramp up balance transfers
                o  Refine membership products sales
                o  Enhance customer care

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NEW ACCOUNT BOOKINGS 2001 AND 2002
================================================================================

  2001 BOOKED ACCOUNTS BY QUARTER               2002 ACCOUNT GOALS BY QUARTER

[Bar Graphs depicting the Non Prescreen, Standard, Middle and Prime for 2001 booked accounts by quarter and 2002 account goals by quarter]

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LOAN PORTFOLIO COMPOSITION  2001 - 2002
================================================================================

     FY 2001                    FY 2001 PROFORMA*                FY 2002**
     -------                    -----------------                ---------

[Pie chart depicting the    [Pie chart depicting the    [Pie chart depicting
 following information:      following information:      information for:
Platinum: 29%                Platinum: 4%                Platinum, Middle
Middle: 41%                  Middle: 63%                 Standard and New]
Standard: 29%]               Standard: 33%]

     TOTAL $32 B                TOTAL $24 B                      TOTAL ~22 B

* Proforma reflects assets sales of Providian Master Trust and international businesses
** Includes sales of Providian Master Trust, international businesses and higher risk assets
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SUMMARY
================================================================================

o  Management team in place
o  Good progress on restructuring
o  Balance sheet strengthened
o  Business strategy developed
o  Focused on marketing strategy implementation
o  Focused on infrastructure rationalization
o  Focused on cost cutting

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                               THE NEW PROVIDIAN+